Exhibit 99.1

BGC Partners and eSpeed Complete Merger, Creating a Leading Global Inter-Dealer Broker and

Provider of Data and Electronic Marketplaces

Combined Company is Now Called “BGC Partners, Inc.”; Will Now Trade as “BGCP”

NEW YORK, NY and LONDON, UK – April 1, 2008 – BGC Partners, a leading global full-service inter-dealer broker of financial instruments, and eSpeed, Inc., a leader in developing and deploying electronic marketplaces and related trading technology for the global capital markets, today announced that eSpeed and BGC Partners have completed their merger. The Combined Company is now named “BGC Partners, Inc.”

Key Facts About BGC Partners, Inc.:

*

The merger creates a company with a market capitalization of approximately $2.2 billion that will trade on the NASDAQ Global Select Market under the symbol “BGCP” as of the opening of market tomorrow.[1]

*	The Combined Company had pro forma 2007 annual revenue of approximately $1,117 million, which is an increase of 31 percent from approximately $855 million in 2006.

*	The Combined Company has approximately 1,200 brokers and over 2,000 employees in 14 cities globally.

*	The Combined Company’s fully electronic and hybrid platform had notional volume of approximately $121 trillion in 2007, up 24% from approximately $98 trillion in 2006.

*	The corporate headquarters of BGC Partners, Inc. will be at 499 Park Avenue in New York, NY, while its international headquarters will remain at One Churchill Place in London, UK.

“We believe that this combination will be immediately accretive to stockholders,” said Howard W. Lutnick, Chairman and Co-Chief Executive Officer of BGC Partners, Inc. “We fully expect BGC Partners to generate further stockholder value as the Combined Company continues to grow revenues, expand profit margins, and build upon its position as a market innovator and leader.”

“We are extremely proud of the tremendous growth that BGC’s partners and employees have achieved since its inception in October 2004,” added Lee M. Amaitis, Co-Chief Executive Officer of BGC Partners, Inc. “We believe that the combination of approximately 1,200 world-class brokers, our unique partnership structure, employee ownership of almost one third of the Combined Company2, the innovative suite of information and analytics products from BGCantor Market Data, and eSpeed’s industry-leading technology will enable us to realize our strategy of having superior product development and client service while giving brokerage customers the choice of voice or electronic execution.”

Issuance of New Shares

Under the terms of the merger agreement, an aggregate of 133,860,000 shares of eSpeed’s common stock and rights to acquire shares of eSpeed’s common stock were issued. The Combined Company had a fully diluted share count of approximately 188 million shares upon the closing of the merger.

[1]

Based on final closing price of eSpeed, Inc. (NASDAQ: ESPD) of $11.75 a share on April 1, 2008 as well as the Combined Company’s projected fully diluted share count of approximately 188 million as of the close of the merger and as noted in eSpeed’s 4Q2007 earnings release dated February 27, 2008.

[2]

Please see the “Ownership Structure” sub section beginning on page 259 of eSpeed’s definitive merger proxy filed with SEC and dated February 11, 2008 for a detailed discussion of employee and partner ownership.

About BGC Partners, Inc.

BGC Partners, Inc. (Nasdaq: BGCP) is a leading global full-service inter-dealer broker, specializing in the trading of financial instruments and related derivatives products. BGC Partners provides integrated voice, hybrid, and fully electronic execution and other brokerage services to some of the world’s largest and most credit worthy banks, broker-dealers, investment banks and investment firms for a broad range of global financial products, including fixed income securities, foreign exchange, equity derivatives, credit derivatives, futures, structured products and other instruments. Through its eSpeed and BGCantor Market Data brands, BGC also offers financial technology solutions and market data and analytics related to selected financial instruments and markets. Named after fixed income trading innovator B. Gerald Cantor, BGC Partners has offices in New York and London, as well as in Beijing (representative office), Chicago, Copenhagen, Hong Kong, Istanbul, Mexico City, Nyon, Paris, Seoul, Singapore, Sydney, Tokyo and Toronto. To learn more, please visit www.bgcpartners.com.

Discussion of Forward-Looking Statements

The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements.

The actual results of BGC Partners, Inc. (“we,” “our” or “the Combined Company”) and the outcome and timing of certain events may differ significantly from the expectations discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy for the Combined Company include, but are not limited to, our relationship with Cantor and its affiliates and any related conflicts of interests, competition for and retention of brokers and other managers and key employees, pricing and commissions and market position with respect to any of our products, and that of our competitors, the effect of industry concentration and consolidation, and market conditions, including trading volume and volatility, as well as economic or geopolitical conditions or uncertainties. Results may also be impacted by the extensive regulation of our businesses and risks relating to compliance matters, as well as factors related to specific transactions or series of transactions, including credit, performance and unmatched principal risk as well as counterparty failure. Factors may also include the costs and expenses of developing, maintaining and protecting intellectual property, including judgments or settlements paid or received in connection with intellectual property or employment or other litigation and their related costs, and certain financial risks, including the possibility of future losses and negative cash flow from operations, risks of obtaining financing and risks of the resulting leverage, as well as interest and currency rate fluctuations.

Discrepancies may also result from such factors as the ability to enter new markets or develop new products, trading desks, marketplaces or services and to induce customers to use these products, trading desks, marketplaces or services, to secure and maintain market share, to enter into marketing and strategic alliances, and other transactions, including acquisitions, dispositions, reorganizations, partnering opportunities, and joint ventures, and the integration of any completed transactions, to hire new personnel, to expand the use of technology for screen-assisted, voice-assisted and fully electronic trading and to effectively manage any growth that may be achieved. Results are also subject to risks relating to the merger and separation of the BGC businesses and the relationship between the various entities, financial reporting, accounting and internal control factors, including identification of any material weaknesses in our internal controls, our ability to prepare historical and pro forma financial statements and reports in a timely manner, and other factors, including those that are discussed under “Risk Factors” in eSpeed’s

Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 17, 2008, and in the definitive proxy statement filed with the SEC on February 11, 2008.

We believe that all forward-looking statements are based upon reasonable assumptions when made. However, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that accordingly you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made and we undertake no obligation to update these statements in light of subsequent events or developments.

CONTACTS

U.K. Media:	U.S. Media:	Investors:
Adrian Thomas 44-(0)207-894-8647 athomas@bgcpartners.com	Florencia Panizza 212-294-7938 fpanizza@bgcpartners.com	Jason McGruder 212-829-4988 jmcgruder@bgcpartners.com

Timo Kindred 44-(0)207-894-7292 tkindred@bgcpartners.com	Robert Hubbell 212-294-7820 rhubbell@bgcpartners.com	Nneoma Njoku 212-610-2297 nnjoku@bgcpartners.com

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